UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2020, Beacon Roofing Supply, Inc. (the "Company") announced the appointment of Samuel M. Guzman, Jr., age 45, as Vice President and Chief Accounting Officer, effective the same day. A copy of the press release announcing Mr. Guzman’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Guzman’s compensation will consist of an annual salary, an annual cash incentive, executive life insurance and certain transportation allowances commensurate with those given to the Company’s other Vice Presidents. He will also be eligible to participate in all benefit plans available to full-time Beacon employees.

Mr. Guzman was granted a sign-on award of time-based restricted stock units under the Company's Second Amended and Restated 2014 Stock Plan (the “2014 Stock Plan”) having an aggregate value of $150,000 at the date of grant. The restricted stock units will vest on the third anniversary of the date of grant. Mr. Guzman also will receive a sign-on cash award of $50,000.

In connection with the Company’s regular equity compensation grants to be made in the first quarter of fiscal year 2021, Mr. Guzman will be granted stock options, time-based restricted stock units, and performance-based restricted stock units under the 2014 Stock Plan. The aggregate target value of these awards will be $100,000 at the date of grant.

Mr. Guzman succeeds Thomas D. Schmitz. As previously disclosed, Mr. Schmitz was appointed to serve as Interim Chief Accounting Officer until his successor was appointed. Mr. Schmitz will continue with the Company in a senior financial role.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Beacon Roofing Supply, Inc. press release dated August 12, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: August 12, 2020	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer